FOR IMMEDIATE RELEASE

              NORDSON CORPORATION ANNOUNCES SECOND QUARTER RESULTS

o        Worldwide Sales Grow 6 Percent to Record $241.3 Million
o        Volume Up 23 Percent in Japan and 5 Percent in Asia Pacific


WESTLAKE, Ohio - May 24, 2007 - Nordson Corporation (Nasdaq:NDSN) today announced sales, earnings and earnings per share for the second quarter, which ended April 30, 2007. Worldwide sales for the quarter reached a record $241.3 million, a 6 percent increase over the same period last year. The growth consisted of 7 percent from acquisitions and 3 percent from favorable currency effects; organic volume was down 4 percent.

On a diluted basis, earnings per share for the quarter were $.61, as compared with $.70 from continuing operations and $.64 including discontinued operations during the same period last year.

Second quarter sales volume was up 17 percent in the Advanced Technology Systems segment; excluding recent acquisitions, volume declined in the segment. In the Adhesive Dispensing Systems and Finishing and Coating Systems segments, volume was down 4 percent and 1 percent, respectively.

On a geographic basis, second quarter sales volume was up 23 percent in Japan and 5 percent in the Asia Pacific region, influenced by the impact of acquisitions. Volume grew 2 percent in Europe and was down 5 percent in the Americas and 2 percent in the United States.

                                     -more-

Nordson Corporation - May 24, 2007, page 2

Backlog, excluding acquisitions, at the end of the second quarter was approximately $108 million, up more than $14 million from the same period last year as well as from the end of the 2007 first quarter, in each case calculated at constant exchange rates.

For the first half of fiscal 2007, sales were a record $445.2 million, a 5 percent increase over the first half of 2006. Sales growth in the first half consisted of 5 percent from acquisitions and 3 percent from favorable currency effects; organic volume was down 3 percent. Year-to-date earnings per share on a diluted basis were $1.07, compared with $1.22 from continuing operations and $1.11 including discontinued operations during the same period last year.

"Although core volume in the second quarter was down, I am encouraged by the strong order rates we have been seeing recently in all of our segments," said Edward Campbell, chairman and chief executive officer. "In the 12-week period ending May 11, order volume is up 12 percent over the prior year, including the impact of acquisitions in the current year, and up 6 percent before the effect of acquisitions. In addition, I am pleased with the improving performance of the Finishing and Coating Systems segment, where operating profit margins for the quarter were 10 percent, as compared to 2 percent in last year's second quarter," Campbell said.

Nordson will broadcast its second quarter conference call on the investor relations page of its Web site, www.nordson.com, on Friday, May 25, 2007 at 8:30 a.m. EDT. For persons unable to listen to the live broadcast, a replay will be available for 14 days after the event. Information about Nordson's investor relations and shareholder services is available from Barbara Price, manager of shareholder relations, by calling (440) 414-5344.

Except for historical information and comparisons contained herein, statements included in this release may constitute "forward-looking statements," as defined by The Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors, as discussed in the company's filings with the Securities and Exchange Commission that could cause actual results to differ.

A summary of sales, income and earnings is presented in the attached tables.



                                    --more--

Nordson Corporation - May 24, 2007, page 2


Nordson Corporation is one of the world's leading producers of precision dispensing equipment that applies adhesives, sealants and coatings to a broad range of consumer and industrial products during manufacturing operations. The company also manufactures equipment used in the testing and inspection of electronic components as well as technology-based systems used for curing and surface treatment processes. Headquartered in Westlake, Ohio, Nordson has nearly 3,900 employees worldwide, and direct operations and sales support offices in 30 countries.

                                      # # #

Contact:    Derrick Johnson, Director, Corporate Communications
Phone:      (440) 414-5639
E-mail:     djohnson@nordson.com

SECOND QUARTER PERIOD                                                       NORDSON CORPORATION
Period Ending April 30, 2007                                                -------------------
(Unaudited)                                                                 FINANCIAL HIGHLIGHTS
                                                              (Dollars in thousands except for per-share amounts)



                                                                    Second Quarter               Year-to-Date
CONSOLIDATED STATEMENT OF INCOME                                  2007          2006          2007          2006
--------------------------------                               ---------     ---------     ---------     ---------

Net sales                                                      $ 241,293     $ 227,840     $ 445,168     $ 425,191
Cost of sales                                                    109,419        97,150       195,633       180,486
Selling & administrative expenses                                 97,497        91,536       186,892       175,159
                                                               ---------     ---------     ---------     ---------

Operating profit                                                  34,377        39,154        62,643        69,546

Interest expense - net                                            (5,003)       (3,033)       (8,817)       (6,340)
Other income (expense) - net                                       2,779            17         1,710          (688)
                                                               ---------     ---------     ---------     ---------

Income before income taxes                                        32,153        36,138        55,536        62,518
Income taxes                                                      11,173        12,092        18,999        20,919
                                                               ---------     ---------     ---------     ---------

Income from continuing operations                                 20,980        24,046        36,537        41,599

Loss from discontinued operations, net of tax                         --        (2,115)           --        (3,601)
                                                               ---------     ---------     ---------     ---------

Net income                                                     $  20,980     $  21,931     $  36,537     $  37,998
                                                               =========     =========     =========     =========

Continuing operations return on sales                                  9%           11%            8%           10%
Continuing operations return on average shareholders' equity          18%           26%           16%           23%



Average common shares outstanding (000's)                         33,572        33,437        33,475        33,215
Average common shares and

  common share equivalents (000's)                                34,146        34,358        34,130        34,098

Per share:

Basic earnings from continuing operations                      $     .62     $     .72     $    1.09     $    1.25
Basic earnings from discontinued operations                           --          (.06)           --          (.11)
                                                               ---------     ---------     ---------     ---------
Total                                                          $     .62     $     .66     $    1.09     $    1.14

Diluted earnings from continuing operations                    $     .61     $     .70     $    1.07     $    1.22
Diluted earnings from discontinued operations                         --          (.06)           --          (.11)
                                                               ---------     ---------     ---------     ---------
Total                                                          $     .61     $     .64     $    1.07     $    1.11

Dividends paid                                                 $    .175     $    .165     $     .35     $     .33



SECOND QUARTER PERIOD                                      NORDSON CORPORATION
Period Ending April 30, 2007                               -------------------
(Unaudited)                                                FINANCIAL HIGHLIGHTS
                                             (Dollars in thousands except for per-share amounts)

CONSOLIDATED BALANCE SHEET
--------------------------
                                                               April 30     October 31
                                                                 2007          2006
                                                               ----------   ----------

Cash and marketable securities                                 $   28,067   $   48,868
Receivables                                                       206,389      190,459
Inventories                                                       112,723       83,688
Other current assets                                               28,713       24,289
                                                               ----------   ----------
  Total current assets                                            375,892      347,304


Property, plant & equipment - net                                 117,424      105,415
Other assets                                                      633,710      370,171
                                                               ----------   ----------

                                                               $1,127,026   $  822,890
                                                               ==========   ==========

Notes payable and debt due within one year                     $  311,019   $   70,188
Accounts payable and accrued liabilities                          166,880      171,137
                                                               ----------   ----------
  Total current liabilities                                       477,899      241,325


Long-term debt                                                     47,130       47,130
Other liabilities                                                 126,067      103,907
Total shareholders' equity                                        475,930      430,528
                                                               ----------   ----------

                                                               $1,127,026   $  822,890
                                                               ==========   ==========


Other information:

Employees                                                          3,892         3,645

Common shares outstanding (000's)                                 33,678        33,411

SECOND QUARTER PERIOD                            NORDSON CORPORATION
Period Ending April 30, 2007                     -------------------
(Unaudited)                                      FINANCIAL HIGHLIGHTS
                                                (Dollars in thousands)

                                    Second Quarter             % Growth over 2006
SALES BY BUSINESS SEGMENT           2007       2006      Volume     Currency      Total
-------------------------         --------   --------   --------    --------    --------


Adhesive dispensing systems       $130,459   $129,522       -3.5%        4.2%        0.7%
Finishing & coating systems         36,629     35,947       -1.0%        2.9%        1.9%
Advanced technology systems         74,205     62,371       17.4%        1.6%       19.0%
                                  --------   --------   --------    --------    --------

Total sales by business segment   $241,293   $227,840        2.6%        3.3%        5.9%
                                  ========   ========   ========    ========    ========


                                                Second Quarter
OPERATING PROFIT BY BUSINESS SEGMENT           2007        2006
------------------------------------         --------    --------

Adhesive dispensing systems                  $ 30,582    $ 29,231
Finishing & coating systems                     3,614         734
Advanced technology systems                     7,461      17,397
Corporate                                      (7,280)     (8,208)
                                             --------    --------

Total operating profit by business segment   $ 34,377    $ 39,154
                                             ========    ========


                                     Second Quarter            % Growth over 2006
SALES BY GEOGRAPHIC REGION          2007        2006     Volume     Currency     Total
--------------------------        --------   --------   --------    --------    --------


United States                     $ 72,151   $ 73,912       -2.4%         --        -2.4%
Americas                            16,819     17,792       -5.2%       -0.3%       -5.5%
Europe                              88,639     79,724        2.2%        9.0%       11.2%
Japan                               25,975     21,283       23.2%      -1.2%        22.0%
Asia Pacific                        37,709     35,129        5.4%        1.9%        7.3%
                                  --------    --------

Total Sales by Geographic Region  $241,293   $227,840        2.6%        3.3%        5.9%
                                  ========   ========   ========    ========    ========


                                    Second Quarter
SELECTED SUPPLEMENTAL INFORMATION   2007       2006
--------------------------------- --------   --------

Depreciation and amortization     $  6,636   $  5,680
Capital expenditures              $ 10,563   $  3,063
Dividends paid                    $  5,878   $  5,508
                                  --------   --------


SECOND QUARTER PERIOD
Period Ending April 30, 2007
(Unaudited)

                                      Year-to-Date             % Growth over 2006
SALES BY BUSINESS SEGMENT           2007       2006      Volume     Currency     Total
-------------------------         --------   --------   --------    --------    --------


Adhesive dispensing systems       $244,837   $242,969      -3.4%         4.2%        0.8%
Finishing & coating systems         66,445     68,097      -5.2%         2.8%      -2.4%
Advanced technology systems        133,886    114,125       15.7%        1.6%       17.3%
                                  --------    --------

Total sales by business segment   $445,168   $425,191        1.4%        3.3%        4.7%
                                  ========   ========   ========    ========    ========


                                                 Year-to-Date
OPERATING PROFIT BY BUSINESS SEGMENT           2007        2006
------------------------------------         --------    --------

Adhesive dispensing systems                  $ 53,010    $ 52,656
Finishing & coating systems                     3,762        (244)
Advanced technology systems                    15,696      28,393
Corporate                                      (9,825)    (11,259)
                                             --------    --------

Total operating profit by business segment   $ 62,643    $ 69,546
                                             ========    ========


                                      Year-to-Date              % Growth over 2006
SALES BY GEOGRAPHIC REGION           2007       2006      Volume     Currency     Total
--------------------------         --------   --------   --------    --------    --------


United States                      $136,442   $140,064       -2.6%         --        -2.6%
Americas                             31,615     33,504       -5.3%       -0.3%       -5.6%
Europe                              165,481    149,929        1.6%        8.8%       10.4%
Japan                                43,078     40,102        8.3%       -0.9%        7.4%
Asia Pacific                         68,552     61,592        9.2%        2.1%       11.3%
                                   --------   --------

Total Sales by Geographic Region   $445,168   $425,191        1.4%        3.3%        4.7%
                                   ========   ========   ========    ========    ========


                                      Year-to-Date
SELECTED SUPPLEMENTAL INFORMATION  2007        2006
--------------------------------- --------   --------

Depreciation and amortization     $ 12,729   $ 11,198
Capital expenditures              $ 19,219   $  7,603
Dividends paid                    $ 11,717   $ 10,963
                                  --------   --------


SOURCE  Nordson Corporation
    -0-                             05/24/2007
    /CONTACT: Derrick Johnson, Director, Corporate Communications of Nordson Corporation, +1-440-414-5639, or djohnson@nordson.com /
    /Web site:  http://www.nordson.com/
                -----------------------
    (NDSN)